================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): June 2, 2006

                                   __________




                              TREY RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302               16-1633636
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)


               5 REGENT STREET, SUITE 520
                 LIVINGSTON, NEW JERSEY                          07039
        (Address of Principal Executive Offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 758-9555




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

================================================================================

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2006, the Company's wholly owned subsidiary, SWK Technologies, Inc. ("SWK") consummated the transaction wherein it acquired certain assets and assumed certain liabilities of AMP-Best Consulting, Inc. ("AMP-Best") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 31, 2006 by and among AMP-Best Consulting, Inc., a New York corporation, Patrick J. Anson, an individual, Crandall Melvin III, an individual ("Melvin"), Michelle A. Paparo, an individual and SWK Technologies, Inc.

Under the terms of the Asset Purchase Agreement, SWK acquired inventories, cash received as customer deposits (work-in-process), capitalized leases, other deposits, prepaid expenses, patents, trademarks and other intangible assets (except goodwill), notes receivable and all other assets except goodwill, cash of any other type, and accounts receivable from customers, all current customers, all past customers from the past 24 months prior to the closing date, all customer lists and contact information, the name of the company ("AMP-Best Consulting, Inc. and any other current or prior trade names ever used by AMP"), customer contracts, all reseller agreements with Sage Software, Inc., all reseller agreements with any other 3rd parties, source code and all documentation related to any software owned as well as any enhancements, customizations etc., logos and all proprietary data, records and files and any other material currently utilized or reasonably necessary for the continued operation of the business (the "Acquired Assets").

SWK paid consideration for the Acquired Assets of: (i) $60,000 to Mr. Melvin to repay notes owed by Mr. Melvin related to AMP-Best, (ii) a five year unsecured promissory note payable to Mr. Melvin with a principal balance of $380,000 bearing an interest rate of 7 3/4% with payments commencing 120 days following the closing, (iii) 6 million shares of Trey Resources, Inc. Class A Common Stock issued to the three selling shareholders of AMP-Best and (iv) a capital office equipment lease for a term expiring November 15, 2010 with monthly payments of $1,155.38 that may be adjusted based upon the fluctuation of the prime rate. Additionally, SWK entered into an office lease with Mr. Melvin for the same office space that AMP-Best previously occupied for a term of two years with rent of $21,600 per year, payable in installments of $1,800 per month.

SWK entered into employment agreements with each of the selling shareholders of AMP-Best: Patrick J. Anson, Crandall Melvin III and Michelle A. Paparo. SWK entered into an employment with Mr. Anson for a term of three years at an initial salary of $120,000 per year, with other perquisites, to serve as Executive Vice President - Technical Solutions. SWK entered into an employment with Mr. Melvin for a term of three years at an initial salary of $110,000 per year, with other perquisites, to serve as Director of Customer Relationship Management (CRM) Services. SWK entered into an employment with Ms. Paparo for a term of three years at an initial salary of $110,000 per year, with other perquisites, to serve as Executive Vice President - Technical Solutions.

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As reported in Item 1.01, on June 2, 2006, the Company's wholly owned subsidiary, SWK Technologies, Inc. ("SWK") consummated the transaction wherein it acquired certain assets and assumed certain liabilities of AMP-Best Consulting, Inc. ("AMP-Best") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 31, 2006 by and among AMP-Best Consulting, Inc., a New York corporation, Patrick J. Anson, an individual, Crandall Melvin III, an individual ("Melvin"), Michelle A. Paparo, an individual and SWK Technologies, Inc. [See Item 1.01 above].

SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As described in Item 1.01 above, on June 2, 2006, Trey Resources, Inc. (the "Company") issued 6 million shares of Class A Common Stock to the three selling shareholders of AMP-Best.

Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS.

On June 5, 2006, the Company announced that its wholly owned subsidiary, SWK Technologies, Inc., has closed on the acquisition of AMP-BEST Consulting, Inc.. A copy of the Company's press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

          The financial statements of the business acquired and reported in Item
          2.01 above, will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this initial report on Form 8-K must have been filed.

     (d) Exhibits

          10.1 Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 31, 2006 by and among AMP-Best Consulting, Inc., a New York corporation, Patrick J. Anson, an individual, Crandall Melvin III, an individual, Michelle A. Paparo, an individual and SWK Technologies, Inc.

          10.2 Promissory Note dated June 1, 2006 for the sum of $380,000 payable to Crandall Melvin III.

          10.3 Lease Agreement date June 1, 2006 by and between SWK Technologies, Inc. and Crandall Melvin III.

          10.4 Employment Agreement dated June 1, 2006 by and between SWK Technologies, Inc. and Patrick J. Anson.

          10.5 Employment Agreement dated June 1, 2006 by and between SWK Technologies, Inc. and Crandall Melvin III.

          10.6 Employment Agreement dated June 1, 2006 by and between SWK Technologies, Inc. and Michelle A. Paparo.

          99.1 Press release dated June 5, 2006 entitled "Trey Resources Closes on Acquisition of AMP-Best Consulting".

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TREY RESOURCES, INC.


                                      By: /s/ Mark Meller
                                          -----------------------
                                          Mark Meller
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer

Date: June 9, 2006

                                INDEX OF EXHIBITS



          10.1 Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 31, 2006 by and among AMP-Best Consulting, Inc., a New York corporation, Patrick J. Anson, an individual, Crandall Melvin III, an individual, Michelle A. Paparo, an individual and SWK Technologies, Inc.

          10.2 Promissory Note dated June 1, 2006 for the sum of $380,000 payable to Crandall Melvin III.

          10.3 Lease Agreement date June 1, 2006 by and between SWK Technologies, Inc. and Crandall Melvin III.

          10.4 Employment Agreement dated June 1, 2006 by and between SWK Technologies, Inc. and Patrick J. Anson.

          10.5 Employment Agreement dated June 1, 2006 by and between SWK Technologies, Inc. and Crandall Melvin III.

          10.6 Employment Agreement dated June 1, 2006 by and between SWK Technologies, Inc. and Michelle A. Paparo.

          99.1 Press release dated June 5, 2006 entitled "Trey Resources Closes on Acquisition of AMP-Best Consulting".